                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                _______________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  April 14, 1999


                        UNITED TECHNOLOGIES CORPORATION
            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


     001-00812                                            06-0570975
(Commission File No.)                          (IRS Employer Identification No.)


                              One Financial Plaza
                          Hartford, Connecticut 06101
         (Address of principal executive offices, including ZIP code)


                                (860) 728-7000
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

             As previously reported, on March 16, 1999, United Technologies Corporation, a Delaware corporation (the "Company"), issued a press release announcing that a wholly owned subsidiary of the Company and Lear Corporation, a Delaware corporation ("Lear"), had entered into a Stock Purchase Agreement (the "Stock Purchase Agreement"), pursuant to which the Company will sell its UT Automotive unit to Lear (the "Disposition") for consideration of $2.3 billion in cash, subject to a post-closing adjustment based on working capital and cash as set forth in the Stock Purchase Agreement. The financial terms of the Disposition were determined by negotiations between the Company and Lear. The UT Automotive unit is a supplier of automotive electrical distribution systems and related components in the Americas and Europe and a supplier in North America of modular headliners, instrument panels, door trim assemblies, vehicle remote entry systems, and fractional horsepower DC electric motors used in commercial and industrial applications. The UT Automotive unit also produces other products such as interior trim, mirrors, thermal and acoustical barriers, airbag covers, electronic controls and modules, engine cooling modules, interior lighting systems, windshield wiper systems, and electrical starters for commercial applications. Consummation of the Disposition is conditioned upon, among other things, expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act.

             On February 22, 1999, the Company and Sundstrand Corporation, a Delaware corporation ("Sundstrand"), issued a joint press release announcing that they had entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Sundstrand will merge with HSSail Inc., a wholly owned and newly formed subsidiary of the Company, and become a wholly owned subsidiary of the Company (the "Merger"). Sundstrand designs and manufactures proprietary, technology-based components and subsystems for aerospace and industrial customers. Consummation of the Merger is conditioned upon, among other things, the requisite approval of the holders of Sundstrand common stock and customary regulatory and governmental approvals.

             Under the terms of the Merger Agreement, each outstanding share of Sundstrand common stock will be converted into the right to receive $35.00 in cash plus a fraction of a share of Company common stock initially set at .2790, but subject to adjustment. To the extent necessary, depending on the average closing price of Company common stock during the ten trading days before the fifth trading day prior to the Sundstrand stockholders' meeting to be held to approve and adopt the Merger and the Merger Agreement, the common stock exchange ratio will be reduced or increased, as the case may be, to provide for a maximum value of $39.25 and a minimum value of $35.00 of Company common stock (based upon the average closing price of Company common stock during such period) for each share of Sundstrand common stock. In addition, if the average closing price of Company common stock during such measurement period is equal to or less than $112.8938, then the Company has the right to convert the merger consideration to an all cash payment of $70.00 per share of Sundstrand common stock. The closing price per share of Company common stock on March 31, 1999 was $135.4375.
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             In connection with the Merger, each director or employee option to purchase Sundstrand common stock which is outstanding and unexercised immediately prior to the Merger will be converted into an option to purchase Company common stock pursuant to a formula based on the merger consideration or, if the holder does not consent to such conversion, into an option to acquire Company common stock and cash pursuant to a formula based on the merger consideration. If the Company elects to pay the merger consideration solely in cash, the options of holders who do not consent to the conversion will be canceled immediately prior to the Merger and such holders will receive a lump sum cash payment based on the excess of $70.00 over the exercise price per share of Sundstrand common stock subject to such option. Other equity awards or equity accounts under Sundstrand's employee or director incentive or benefit plans, programs or arrangements will be converted into similar instruments of the Company, with appropriate adjustments. The financial terms of the Merger were determined by negotiations between the Company and Sundstrand.

             The Company will pay for the transaction in part by issuing or delivering shares of Company common stock with a value of approximately $2.0 billion. The cash consideration and the cash transaction costs will be funded by the issuance of long-term and medium-term debt and cash proceeds from the sale of its UT Automotive unit. If the UT Automotive unit's sale is not completed before the completion of the Merger, cash consideration and cash transaction costs associated with the Merger will be financed as short-term debt under one or more of the Company's existing credit facilities and/or under one or more short-term debt facilities that the Company may establish for the purpose of financing the Merger. On March 10, 1999, the Company filed a shelf registration statement relating to long-term and medium-term debt securities that could be offered and sold for aggregate proceeds of approximately $1 billion. If the Company elects to convert the merger consideration to all cash, under the terms of the Merger Agreement, no shares of Company common stock will be issued or delivered other than in connection with the settlement of stock options, and additional debt of approximately $2 billion will need to be incurred. The incurrence of this additional debt would have to be approved by the Company's Board of Directors.

             The above descriptions of the Stock Purchase Agreement, the Merger Agreement and the press releases are qualified in their entirety by reference to those documents, which have been previously filed with the Securities and Exchange Commission and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

     (b)  Pro Forma Financial Information.

             The following pro forma financial information of the Company, giving effect to the Merger and the Disposition, is set forth as Exhibit 99.3 and is incorporated herein by reference:

             Unaudited Pro Forma Condensed Financial Statements -- Introduction.

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             Unaudited Pro Forma Condensed Balance Sheet as of December 31,
               1998.

             Notes to Unaudited Pro Forma Condensed Balance Sheet.

             Unaudited Pro Forma Condensed Statement of Operations for the year ended December 31, 1998.

             Unaudited Pro Forma Condensed Statement of Operations for the year ended December 31, 1997.

             Unaudited Pro Forma Condensed Statement of Operations for the year ended December 31, 1996.

             Notes to Unaudited Pro Forma Condensed Statement of Operations.

     (c)  Exhibits.

             2.1 Merger Agreement, dated as of February 21, 1999, among United Technologies Corporation, HSSail Inc. and Sundstrand Corporation, incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of the Company filed on February 23, 1999 (the "February 23 8-K").

             2.2 Stock Purchase Agreement, dated as of March 16, 1999, by and between Nevada Bond Investment Corp. II and Lear Corporation, incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of the Company filed on March 19, 1999 (the "March 19 8-K").

             99.1 Press Release, dated as of February 22, 1999, jointly issued by United Technologies Corporation and Sundstrand Corporation, incorporated by reference to Exhibit 99.1 to the February 23 8-K.

             99.2 Press Release, dated as of March 16, 1999 issued by United Technologies Corporation, incorporated by reference to
                   Exhibit 99.2 to the March 19 8-K.

             99.3 Unaudited Pro Forma Condensed Financial Statements related to the potential Merger and Disposition.

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                                   SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 14, 1999

                              UNITED TECHNOLOGIES CORPORATION

                              By: /s/ William H. Trachsel
                                 ------------------------------------------
                              Name:   William H. Trachsel
                              Title:  Senior Vice President, General Counsel
                                      and Secretary

                                      -5-
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                                 EXHIBIT LIST

   Exhibit                             Description
                                       -----------
     No.
     --
     2.1 Merger Agreement, dated as of February 21, 1999, among United Technologies Corporation, HSSail Inc. and Sundstrand Corporation, incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of the Company filed on February 23, 1999 (the "February 23 8-K").

     2.2 Stock Purchase Agreement, dated as of March 16, 1999, by and between Nevada Bond Investment Corp. II and Lear Corporation, incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of the Company filed on March 19, 1999 (the "March 19 8-K").

     99.1 Press Release, dated as of February 22, 1999, jointly issued by United Technologies Corporation and Sundstrand Corporation, incorporated by reference to Exhibit 99.1 to the February 23 8-K.

     99.2 Press Release, dated as of March 16, 1999 issued by United Technologies Corporation, incorporated by reference to Exhibit
               99.2 to the March 19 8-K.

     99.3 Unaudited Pro Forma Condensed Financial Statements related to the potential Merger and Disposition.

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